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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                                                 STATE OF
SUBSIDIARY                                                    INCORPORATION
593HR, Inc.                                                        TN

ASMI/Birmingham Medical Building SPE, LLC                          DE

Bellaire Medical Plaza SPE, LLC                                    DE

Chippenham Medical Offices SPE, LLC                                DE

Durham Medical Office Building, Inc.                               TX

Healthcare Acquisition of Texas, Inc.                              AL

Healthcare Realty Services Incorporated                            AL

HR - Farmington, LLC                                               MI

HR - Novi, LLC                                                     MI

HR Acquisition I Corporation                                       MD

HR Acquisition of Alabama, Inc.                                    AL

HR Acquisition of Pennsylvania, Inc.                               PA

HR Acquisition of San Antonio, Ltd.                                AL

HR Acquisition of Virginia Limited Partnership                     AL

HR Assets, Inc. (inactive)                                         TX

HR Assets, LLC                                                     DE

HR Interests, Inc.                                                 TX

HR of Bay View, Inc.                                               AL

HR of Bonita Bay, Ltd.                                             AL

HR of California, Inc.                                             AL

HR of Cape Coral, Ltd.                                             AL

HR of Conway, Inc.                                                 AL

HR of Las Vegas, Ltd.                                              AL

HR of Los Angeles, Inc.                                            AL

HR of Los Angeles, Ltd.                                            AL

HR of Massachusetts, Inc.                                          AL

HR of Ocoee, Inc.                                                  AL

HR of Ocoee, Ltd.                                                  AL

HR of Port Orange, Inc.                                            AL

HR of Port Orange, Ltd.                                            AL

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
                                                                 STATE OF
SUBSIDIARY                                                    INCORPORATION
HR of San Antonio, Inc.                                            TX

HR of Sarasota, Ltd.                                               AL

HR of South Carolina, Inc.                                         AL

HRT Holdings, Inc.                                                 DE

HRT of Alabama, Inc.                                               AL

HRT of Delaware, Inc.                                              DE

HRT of Illinois, Inc.                                              DE

HRT of Louisiana, Inc.                                             LA

HRT of Mississippi, Inc.                                           DE

HRT of Roanoke, Inc.                                               VA

HRT of Tennessee, Inc.                                             TN

HRT of Virginia, Inc.                                              VA

HRT Properties of Texas, Ltd.                                      TX

Johnston-Willis Medical Offices SPE, LLC                           DE

K-S Building SPE, LLC                                              DE

Pasadena Medical Plaza SSJ Ltd.                                    FL

Pennsylvania HRT, Inc.                                             PA

Property Technology Services, Inc.                                 TN

San Antonio SSP, Ltd                                               TX

Southwest General Medical Building (TX) SPE, LLC                   DE

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